                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                              836,053.45
        Available Funds:
               Contract Payments due and received in this period                                                      4,076,055.54
               Contract Payments due in prior period(s) and received in this period                                     272,557.48
               Contract Payments received in this period for next period                                                169,468.53
               Sales, Use and Property Tax payments received                                                             59,492.77
               Prepayment Amounts related to early termination in this period                                         1,005,139.84
               Servicer Advance                                                                                         518,257.91
               Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
               Transfer from Reserve Account                                                                             13,729.29
               Interest earned on Collection Account                                                                     28,210.47
               Interest earned on Affiliated Account                                                                      1,049.06
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                    0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
                 Predecessor contract)                                                                                        0.00
               Amounts paid under insurance policies                                                                          0.00
               Maintenance, Late Charges and any other amounts                                                           51,148.08

                                                                                                                      ------------
        Total Available Funds                                                                                         7,031,162.42
        Less: Amounts to be Retained in Collection Account                                                              689,916.01
                                                                                                                      ------------
        AMOUNT TO BE DISTRIBUTED                                                                                      6,341,246.41
                                                                                                                      ============


        DISTRIBUTION OF FUNDS:
               1.   To Trustee - Fees                                                                                         0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                          272,557.48
               3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                        a) Class A1 Principal and Interest                                                                    0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                        2,213,459.04
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                        2,445,269.09
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                          219,862.50
                        a) Class A5 Principal (distributed after A4 Note matures) and Interest                          234,054.83
                        b) Class B Principal and Interest                                                                87,353.67
                        c) Class C Principal and Interest                                                               175,955.45
                        d) Class D Principal and Interest                                                               118,872.22
                        e) Class E Principal and Interest                                                               157,047.40

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   0.00
               5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   52,151.91
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                 147,864.92
                        c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)        13,729.29
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts          139,900.38
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                         63,168.23
                                                                                                                      ------------
        TOTAL FUNDS DISTRIBUTED                                                                                       6,341,246.41
                                                                                                                      ============

                                                                                                                      ------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      689,916.01
                                                                                                                      ============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,511,821.93
         - Add Investment Earnings                                                                                       13,729.29
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
         - Less Distribution to Certificate Account                                                                      13,729.29
                                                                                                                     -------------
End of period balance                                                                                                $2,511,821.93
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                            $2,511,821.93
                                                                                                                     =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                                  120,803,163.73
                  Pool B                                                                   27,419,557.05
                                                                                          --------------
                                                                                                                   148,222,720.78
Class A Overdue Interest, if any                                                                    0.00
Class A Monthly Interest - Pool A                                                             644,001.88
Class A Monthly Interest - Pool B                                                             146,173.71

Class A Overdue Principal, if any                                                                   0.00
Class A Monthly Principal - Pool A                                                          3,393,904.13
Class A Monthly Principal - Pool B                                                            928,565.74
                                                                                          --------------
                                                                                                                     4,322,469.87
Ending Principal Balance of the Class A Notes
                  Pool A                                                                  117,409,259.60
                  Pool B                                                                   26,490,991.31
                                                                                          --------------
                                                                                                                   --------------
                                                                                                                   143,900,250.91
                                                                                                                   ==============

---------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $221,020,000      Original Face $221,020,000             Balance Factor
     $ 3.575132                          $ 19.556917                      65.107344%
---------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                                               0.00
                  Class A2                                                                       2,202,720.78
                  Class A3                                                                      62,400,000.00
                  Class A4                                                                      41,000,000.00
                  Class A5                                                                      42,620,000.00
                                                                                                -------------

Class A Monthly Interest                                                                                           148,222,720.78
                  Class A1 (Actual Number Days/360)                                                      0.00
                  Class A2                                                                          10,738.26
                  Class A3                                                                         325,520.00
                  Class A4                                                                         219,862.50
                  Class A5                                                                         234,054.83
                                                                                                -------------

Class A Monthly Principal
                  Class A1                                                                               0.00
                  Class A2                                                                       2,202,720.78
                  Class A3                                                                       2,119,749.09
                  Class A4                                                                               0.00
                  Class A5                                                                               0.00
                                                                                                -------------
                                                                                                                     4,322,469.87
Ending Principal Balance of the Class A Notes
                  Class A1                                                                               0.00
                  Class A2                                                                               0.00
                  Class A3                                                                      60,280,250.91
                  Class A4                                                                      41,000,000.00
                  Class A5                                                                      42,620,000.00
                                                                                                -------------
                                                                                                                   --------------
                                                                                                                   143,900,250.91
                                                                                                                   ==============

Class A2
---------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $40,000,000       Original Face $40,000,000              Balance Factor
        $ 0.26846                       $ 55.06802                         0.000000%
---------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                         2,059,527.37
                             Pool B                                                           467,468.88
                                                                                            ------------
                                                                                                                      2,526,996.25

        Class B Overdue Interest, if any                                                            0.00
        Class B Monthly Interest - Pool A                                                      11,138.61
        Class B Monthly Interest - Pool B                                                       2,528.23
        Class B Overdue Principal, if any                                                           0.00
        Class B Monthly Principal - Pool A                                                     57,857.21
        Class B Monthly Principal - Pool B                                                     15,829.62
                                                                                            ------------
                                                                                                                         73,686.83
        Ending Principal Balance of the Class B Notes
                             Pool A                                                         2,001,670.16
                             Pool B                                                           451,639.26
                                                                                            ------------
                                                                                                                      ------------
                                                                                                                      2,453,309.42
                                                                                                                      ============

        ------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $3,768,000    Original Face $3,768,000          Balance Factor
                  $ 3.627081                 $ 19.555953                  65.109061%
        ------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                         4,119,855.51
                             Pool B                                                           935,137.03
                                                                                            ------------
                                                                                                                       5,054,992.54

        Class C Overdue Interest, if any                                                            0.00
        Class C Monthly Interest - Pool A                                                      23,294.35
        Class C Monthly Interest - Pool B                                                       5,287.42
        Class C Overdue Principal, if any                                                           0.00
        Class C Monthly Principal - Pool A                                                    115,714.43
        Class C Monthly Principal - Pool B                                                     31,659.25
                                                                                            ------------
                                                                                                                         147,373.68
        Ending Principal Balance of the Class C Notes
                             Pool A                                                         4,004,141.08
                             Pool B                                                           903,477.78
                                                                                            ------------
                                                                                                                       ------------
                                                                                                                       4,907,618.86
                                                                                                                       ============

        ------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $7,537,000    Original Face $7,537,000          Balance Factor
               $ 3.792195                 $ 19.553361                    65.113691%
        ------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                         2,746,036.52
                             Pool B                                                           623,291.83
                                                                                            ------------
                                                                                                                      3,369,328.35

        Class D Overdue Interest, if any                                                            0.00
        Class D Monthly Interest - Pool A                                                      16,808.03
        Class D Monthly Interest - Pool B                                                       3,815.07
        Class D Overdue Principal, if any                                                           0.00
        Class D Monthly Principal - Pool A                                                     77,142.95
        Class D Monthly Principal - Pool B                                                     21,106.17
                                                                                            ------------
                                                                                                                         98,249.12
        Ending Principal Balance of the Class D Notes
                             Pool A                                                         2,668,893.57
                             Pool B                                                           602,185.66
                                                                                            ------------
                                                                                                                      ------------
                                                                                                                      3,271,079.23
                                                                                                                      ============

        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $5,024,000    Original Face $5,024,000          Balance Factor
             $ 4.104916                    $ 19.555955                   65.109061%
        -------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                         3,434,147.14
                             Pool B                                                           779,513.32
                                                                                            -------------
                                                                                                                      4,213,660.46

        Class E Overdue Interest, if any                                                            0.00
        Class E Monthly Interest - Pool A                                                      27,902.45
        Class E Monthly Interest - Pool B                                                       6,333.55
        Class E Overdue Principal, if any                                                           0.00
        Class E Monthly Principal - Pool A                                                     96,428.69
        Class E Monthly Principal - Pool B                                                     26,382.71
                                                                                            -------------
                                                                                                                        122,811.40
        Ending Principal Balance of the Class E Notes
                             Pool A                                                         3,337,718.45
                             Pool B                                                           753,130.61
                                                                                            -------------
                                                                                                                      ------------
                                                                                                                      4,090,849.06
                                                                                                                      ============

        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $6,282,000    Original Face $6,282,000          Balance Factor
                $ 5.449857                $ 19.549729                    65.120170%
        -------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                               4,124,836.05
                             Pool B                                                 936,076.35
                                                                                  ------------
                                                                                                           5,060,912.40

        Residual Interest - Pool A                                                   42,528.30
        Residual Interest - Pool B                                                    9,623.61
        Residual Principal - Pool A                                                 116,100.14
        Residual Principal - Pool B                                                  31,764.78
                                                                                  ------------
                                                                                                             147,864.92
        Ending Residual Principal Balance
                             Pool A                                               4,008,735.91
                             Pool B                                                 904,311.57
                                                                                  ------------
                                                                                                           ------------
                                                                                                           4,913,047.48
                                                                                                           ============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                     63,168.23
         - Servicer Advances reimbursement                                                                   272,557.48
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   139,900.38
                                                                                                           ------------
        Total amounts due to Servicer                                                                        475,626.09
                                                                                                           ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001






XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                               137,287,566.34

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                  0.00

          Decline in Aggregate Discounted Contract Balance                                                              3,857,147.55

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
             ending of the related Collection Period                                                                  133,430,418.79
                                                                                                                      ==============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                        3,077,394.91

              - Principal portion of Prepayment Amounts                                                779,752.64

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00

                                                                                                     ------------
                                   Total Decline in Aggregate Discounted Contract Balance            3,857,147.55
                                                                                                     ============


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                                31,161,044.49

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                  0.00

          Decline in Aggregate Discounted Contract Balance                                                              1,055,308.26

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
             ending of the related Collection Period                                                                   30,105,736.23
                                                                                                                      ==============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                          831,243.47

              - Principal portion of Prepayment Amounts                                                224,064.79

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00

                                                                                                     ------------
                                   Total Decline in Aggregate Discounted Contract Balance            1,055,308.26
                                                                                                     ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     163,536,155.02
                                                                                                                      ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
          POOL A                                                                                           Predecessor
                                                         Discounted                    Predecessor         Discounted
          Lease #        Lessee Name                     Present Value                 Lease #             Present Value
          --------------------------------------         ---------------------         ---------------     -------------
          2199-001       Regional Radiology, LLC         $1,112,975.58                 1881-001            $2,435,321.88
          1231-041       Radnet Management, Inc.         $  953,502.31
          1560-013       Drew Medical inc                $  342,866.78
                         Cash                            $   25,977.21








                                                         ---------------------                             ---------------
                                                  Totals: $2,435,321.88                                    $  2,435,321.88

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                         $  2,435,321.88
          b) ADCB OF POOL A AT CLOSING DATE                                                                $201,135,070.09
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                 NO     X
                                                                                           ---------          --------


          POOL B                                                                                           Predecessor
                                                         Discounted                    Predecessor         Discounted
          Lease #        Lessee Name                     Present Value                 Lease #             Present Value
          -----------------------------------            ---------------------         ---------------     -------------
                         NONE









                                                                  ------------                             --------------
                                                          Totals:        $0.00                                      $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                         $         0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY
              APPROVES)                                                                                              0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
          SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                 NO     X
                                                                                             --------           --------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 16, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                            Predecessor
                                                            Discounted                    Predecessor        Discounted
          Lease #     Lessee Name                           Present Value                 Lease #            Present Value
          -----------------------------------------         ---------------------         ---------------    --------------
          408-502     Western Kentucky Diagnostic           $  495,646.95                 277-103            $  2,561,363.27
          1042-501    Pinnacle Imaging, Inc.                $1,631,421.93                 1513-002           $    953,250.10
          2375-001    Tuscarawas Ambulatory                 $1,286,730.05                 1725-002           $    588,254.35
          1097-506    Advanced Healthcare Resources         $  675,567.93
                      Cash                                  $   13,500.87






                                                            -------------                                    ---------------
                                                     Totals:$4,102,867.73                                    $  4,102,867.72

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                       4,102,867.72
          b) ADCB OF POOL A AT CLOSING DATE                                                                  $251,182,193.26
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              1.63%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES               NO     X
                                                                                              ---------          --------



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                            Predecessor
                                                     Discounted                 Predecessor        Discounted
          Lease #     Lessee Name                    Present Value              Lease #            Present Value
          ----------------------------------         ---------------------      ---------------    --------------
                      None









                                                            --------------                          --------------
                                                     Totals:         $0.00                                   $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $         0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
          SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
          FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES                      NO     X
                                                                                                --------                --------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 16, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.        AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
          This Month                               5,301,134.83         This Month                            163,536,155.02
          1 Month Prior                            5,930,867.08         1 Month Prior                         168,448,610.83
          2 Months Prior                           4,699,761.54         2 Months Prior                        175,183,980.87

          Total                                   15,931,763.45         Total                                 507,168,746.72

          a) 3 MONTH AVERAGE                       5,310,587.82         b) 3 MONTH AVERAGE                    169,056,248.91

          c) a/b                                          3.14%


2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                Yes                       No   X
                                                                                                    ---------               -------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                                 Yes                       No   X
                                                                                                    ---------               -------
          B. An Indenture Event of Default has occurred and is then continuing?                 Yes                       No   X
                                                                                                    ---------               -------

4.        Has a Servicer Event of Default occurred?                                             Yes                       No   X
                                                                                                    ---------               -------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                      Yes                       No   X
                                                                                                    ---------               -------
          B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                              Yes                       No   X
                                                                                                    ---------               -------
          C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?               Yes                       No   X
                                                                                                    ---------               -------




6.        Aggregate Discounted Contract Balance at Closing Date                                 Balance  $251,182,193.26
                                                                                                         ---------------


          DELINQUENT LEASE SUMMARY

                     Days Past Due                 Current Pool Balance                      # Leases

                           31 - 60                         5,952,872.17                            45
                           61 - 90                           526,217.78                            10
                          91 - 180                         5,301,134.83                            13



Approved By:
Lisa J. Cruikshank
Vice President